UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2019

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2019 (the “Closing Date”), Centene Corporation (“Centene” or the “Company”), issued $1,000,000,000 in aggregate principal amount of 4.75% Senior Notes due 2025 (the “Additional 2025 Notes”), $2,500,000,000 in aggregate principal amount of 4.25% Senior Notes due 2027 (the “2027 Notes”) and $3,500,000,000 in aggregate principal amount of 4.625% Senior Notes due 2029 (the “2029 Notes,” and together with the Additional 2025 Notes and the 2027 Notes, the “Notes”). The Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and to non-U.S. persons outside the United States in reliance on Regulation S. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Company intends to use the net proceeds of the 2027 Notes and the 2029 Notes and a portion of the net proceeds of the Additional 2025 Notes to finance the cash consideration payable in connection with the Company's previously announced acquisition (the “Merger”) of WellCare Health Plans, Inc. (“WellCare”) and to pay related fees and expenses. The Company expects to use the remainder of the net proceeds of the Additional 2025 Notes for general corporate purposes, including the repayment of revolver borrowings.

The Additional 2025 Notes will be issued under an Indenture, dated as of December 6, 2019 (the “Additional 2025 Notes Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Additional 2025 Notes will mature on January 15, 2025. Interest on the Additional 2025 Notes is payable on January 15 and July 15 of each year, beginning on January 15, 2020. The 2027 Notes will be issued under an Indenture, dated as of December 6, 2019 (the “2027 Notes Indenture”), by and between the Company and the Trustee. The 2027 Notes will mature on December 15, 2027. Interest on the 2027 Notes is payable on June 15 and December 15 of each year, beginning on June 15, 2020. The 2029 Notes will be issued under an Indenture, dated as of December 6, 2019 (the “2029 Notes Indenture,” and together with the Additional 2025 Notes Indenture and the 2027 Notes Indenture, the “Indentures”), by and between the Company and the Trustee. The 2029 Notes will mature on December 15, 2029. Interest on the 2029 Notes is payable on June 15 and December 15 of each year, beginning on June 15, 2020.

At any time prior to January 15, 2020, the Company may redeem the Additional 2025 Notes, in whole or in part, at a price equal to 100% of the principal amount of the Additional 2025 Notes redeemed, plus any accrued and unpaid interest thereon and a “make-whole” premium. The Company may redeem the Additional 2025 Notes, in whole or in part, at any time on or after January 15, 2020 at redemption prices of 103.563%, 102.375% and 101.188% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on January 15 of the years 2020, 2021 and 2022, respectively, and at a redemption price of 100% of the principal amount thereof on and after January 15, 2023, in each case plus accrued and unpaid interest, if any, to the redemption date.

At any time prior to December 15, 2022, the Company may redeem the 2027 Notes, in whole or in part, at a price equal to 100% of the principal amount of the 2027 Notes redeemed, plus any accrued and unpaid interest thereon and a “make-whole” premium. The Company may redeem the 2027 Notes, in whole or in part, at any time on or after December 15, 2022 at redemption prices of 102.125%, 101.417% and 100.708% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on December 15 of the years 2022, 2023 and 2024, respectively, and at a redemption price of 100% of the principal amount thereof on and after December 15, 2025, in each case plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2022, the Company may redeem up to 40% of the aggregate principal amount of the 2027 Notes at a redemption price of 104.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with an amount equal to or less than the net cash proceeds of one or more qualifying equity offerings.

At any time prior to December 15, 2024, the Company may redeem the 2029 Notes, in whole or in part, at a price equal to 100% of the principal amount of the 2029 Notes redeemed, plus any accrued and unpaid interest thereon and a “make-whole” premium. The Company may redeem the 2029 Notes, in whole or in part, at any time on or after December 15, 2024 at redemption prices of 102.313%, 101.542% and 100.771% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on December 15 of the years 2024, 2025 and 2026, respectively, and at a redemption price of 100% of the principal amount thereof on and after December 15, 2027, in each case plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2024, the Company may redeem up to 40% of the aggregate principal amount of the 2029 Notes at a redemption price of 104.625% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with an amount equal to or less than the net cash proceeds of one or more qualifying equity offerings.

If the Company experiences specific kinds of changes of control, it will be required to offer to purchase each series of Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

If the Merger is not consummated on or before September 26, 2020, or if, prior to such date, the Agreement and Plan of Merger relating to the Merger (the “Merger Agreement”) is terminated or the Company notifies the Trustee or otherwise announces that the Company has determined that the Merger Agreement has been or will be terminated or that the Merger will not otherwise be pursued, the Company will be required to redeem the 2027 Notes and the 2029 Notes at a special mandatory redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Notes will be senior unsecured obligations of the Company and will be equal in right of payment with each other and with all of the Company’s existing and future senior indebtedness and will be senior in right of payment to any of the Company’s existing and future subordinated debt. The Notes will not be guaranteed by any of the Company’s subsidiaries.

The Indentures provide for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the applicable Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes of the applicable series to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the applicable series of Notes.

The foregoing descriptions of the Notes and the Indentures are qualified in their entirety by reference to the full text of the Indentures (including the forms of notes attached thereto). A copy of the Additional 2025 Notes Indenture is attached as Exhibit 4.1 hereto, a copy of the 2027 Notes Indenture is attached as Exhibit 4.2 hereto and a copy of the 2029 Notes Indenture is attached as Exhibit 4.3 hereto and each is incorporated herein by reference.

The Company and Barclays Capital Inc., J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC and BofA Securities, Inc. (collectively the “Representatives of Initial Purchasers”) entered into a registration rights agreement (the “Additional 2025 Notes Registration Rights Agreement”) pursuant to which the Company agreed to use its reasonable best efforts to file a registration statement to permit the exchange of the Additional 2025 Notes for registered notes having terms substantially identical to the $1,200,000,000 aggregate principal amount of 4.75% senior notes due 2025 that were issued under the indenture dated November 9, 2016 or, in the alternative, the registered resale of the Additional 2025 Notes, in each case under certain circumstances. Additionally, the Company and the Representatives of Initial Purchasers entered into a registration rights agreement for the 2027 Notes (the “2027 Notes Registration Rights Agreement”) and a registration rights agreement for the 2029 Notes (the “2029 Notes Registration Rights Agreement”), pursuant to which the Company agreed to use its reasonable best efforts to file a registration statement to permit the exchange of the 2027 Notes and the 2029 Notes for registered notes having terms substantially identical thereto (except that the registered notes will not contain terms with respect to transfer restrictions or special mandatory redemption) or, in the alternative, the registered resale of the 2027 Notes and the 2029 Notes, in each case under certain circumstances. If the Company fails to satisfy its obligations under the applicable registration rights agreement, the Company will be required to pay additional interest to holders of the Additional 2025 Notes, the 2027 Notes or the 2029 Notes, as applicable.

The foregoing descriptions of the registration rights agreements are qualified in their entirety by reference to the full text of the applicable registration rights agreement. A copy of the Additional 2025 Notes Registration Rights Agreement is attached as Exhibit 4.4 hereto, a copy of the 2027 Notes Registration Rights Agreement is attached as Exhibit 4.5 hereto and a copy of the 2029 Notes Registration Rights Agreement is attached as Exhibit 4.6 hereto and each is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1
Indenture, dated as of December 6, 2019, by and between Centene Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 4.75% Senior Notes due 2025 (including the Form of Global Note attached thereto).

4.2
Indenture, dated as of December 6, 2019, by and between Centene Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 4.25% Senior Notes due 2027 (including the Form of Global Note attached thereto).

4.3
Indenture, dated as of December 6, 2019, by and between Centene Corporation, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the Company’s 4.625% Senior Notes due 2029 (including the Form of Global Note attached thereto).

4.4
Registration Rights Agreement, dated December 6, 2019, by and among Centene Corporation, and Barclays Capital Inc., J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, and BofA Securities, Inc., as representatives of the initial purchasers, relating to the Company’s 4.75% Senior Notes due 2025.

4.5
Registration Rights Agreement, dated December 6, 2019, by and among Centene Corporation, and Barclays Capital Inc., J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, and BofA Securities, Inc., as representatives of the initial purchasers, relating to the Company’s 4.25% Senior Notes due 2027.

4.6
Registration Rights Agreement, dated December 6, 2019, by and among Centene Corporation, and Barclays Capital Inc., J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc., Wells Fargo Securities, LLC, and BofA Securities, Inc., as representatives of the initial purchasers, relating to the Company’s 4.625% Senior Notes due 2029.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION
Date: December 6, 2019	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke
Executive Vice President and Chief Financial Officer